UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2019

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
Cleveland-Cliffs Inc. (the “Company”), ArcelorMittal and U.S. Steel are owners of a joint venture, Hibbing Taconite Company (“Hibbing”). On August 12, 2019, Cliffs Mining Company, a subsidiary of the Company, ceased performing manager duties at Hibbing and transitioned those duties to ArcelorMittal.  In connection with this transition, Cliffs Mining Company and ArcelorMittal entered into a Transition Agreement dated as of August 12, 2019 (the “Agreement”), pursuant to which a pension plan previously sponsored by a member of the Company controlled group (identified below) is now sponsored by ArcelorMittal.  The plan thus experienced a change in contributing sponsor or controlled group, which is a “reportable event” pursuant to section 4043(c) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), requiring notice to the Pension Benefit Guaranty Corporation (“PBGC”).  As permitted by applicable regulations of the PBGC, the Company is filing this Current Report on Form 8-K in order to satisfy the public company notice waiver with respect to the reportable event.  Pursuant to PBGC guidance, set forth below is the information required by the PBGC in order to satisfy the public company notice waiver.
The Ore Mining Companies Pension Plan (the “Plan”) is a defined benefit pension plan that is subject to Title IV of ERISA.  In connection with the transfer of manager duties at Hibbing, employees previously employed by Cliffs Mining Company concluded their employment and became employed by an ArcelorMittal controlled group entity.  Pursuant to the Agreement, effective August 12, 2019, Cliffs Mining Company ceased to be the Plan sponsor. ArcelorMittal Hibbing Management LLC assumed sponsorship of the Plan, and the Plan's name changed to the ArcelorMittal Hibbing Management Company Pension Plan.
Pursuant to applicable regulations of the PBGC, this transition constituted a change in contributing sponsor or controlled group with respect to the Plan, which is a reportable event under section 4043 of ERISA.
The following plans are defined benefit pension plans subject to Title IV of ERISA that are also sponsored by a member of the Company controlled group of corporations: Pension Plan for Employees of Cleveland‑Cliffs Inc. and Its Associated Employers (EIN: 34-1464672, Plan Number 003); and Pension Plan for Hourly Employees of The Cleveland‑Cliffs Iron Company and Its Associated Employers (EIN: 34-0677332, Plan Number 004).
Upon the effective date of the Agreement, the Plan is now sponsored by a member of the ArcelorMittal controlled group of corporations and ceased to be a plan of a member of the Company controlled group of corporations.  The following plans are defined benefit pension plans subject to Title IV of ERISA that are also sponsored by a member of the ArcelorMittal controlled group of corporations: ArcelorMittal USA LLC Pension Plan (EIN 71-0871875, Plan Number 009); ArcelorMittal USA LLC EGL Cleveland Pension Plan (EIN 71-0871875, Plan Number 004); Retiree Pension Plan (EIN 71-0871875, Plan Number 010); Columbus Coatings Company Pension Plan (EIN 01-0807137, Plan Number 004); ArcelorMittal Ferndale Inc. Pension Plan and Trust - Local 771 (EIN 38-2958341, Plan Number 004); and Pension Plan for Miami Hourly Employees (EIN 98-0467860, Plan Number 002).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	September 10, 2019	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary